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                                                                   Exhibit 10.69


                              LETTER OF TRANSMITTAL
                     To Accompany Certificates Representing
                  Shares of Common Stock and Preferred Stock of
                             KNOLOGY HOLDINGS, INC.

                               To Be Exchanged for
             Shares of Common Stock and Series A Preferred Stock of
                                  KNOLOGY, INC.

                           BY HAND DELIVERY, OVERNIGHT
                               COURIER OR MAIL TO:
                                  KNOLOGY, Inc
                            1241 O.G. Skinner Avenue
                              West Point, GA 31833
                              Attn: Chad S. Wachter


         In connection with the Old Knology/Telco Reorganization, as described in the Confidential Information Statement dated November 3, 1999 (as the same may be amended or supplemented from time to time, the "Information Statement"), receipt of which is hereby acknowledged, the undersigned, as registered holder of the stock (the "Stock"), as evidenced by the certificate(s) ("Certificates") for common stock and/or preferred stock of KNOLOGY Holdings, Inc. ("Old Knology") listed below hereby tenders the Stock, as evidenced by the Certificates, in exchange for shares of KNOLOGY, Inc. ("NEW KNOLOGY") common stock and/or Series A preferred stock ("NEW KNOLOGY Shares"), upon the terms and subject to the conditions set forth in the Information Statement and in this Letter of Transmittal (which, together with the Information Statement, constitute the "Exchange Offer"). Capitalized terms used but not defined herein have the same meaning given them in the Information Statement.

         Subject to and effective upon the acceptance for exchange of the Stock tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of NEW KNOLOGY all right, title and interest in and to the Stock.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE STOCK TENDERED HEREBY AND THAT, WHEN THE SAME IS ACCEPTED FOR EXCHANGE, NEW KNOLOGY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE STOCK TENDERED HEREBY IS NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY NEW KNOLOGY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE STOCK TENDERED HEREBY.

         The undersigned acknowledges that the undersigned has been furnished with the Information Statement, understands and has evaluated the risks of the Exchange Offer, has been given the opportunity to ask questions of and receive answers from the executive officers of NEW KNOLOGY concerning the terms and conditions of the Exchange Offer, has received any documents and additional information which Stockholder has requested to evaluate the merits and risks of the Exchange Offer, has not been furnished any offering literature or prospectus other than the Information Statement, and except as described in this paragraph, has not been furnished with any oral or written representation or oral or written information in connection with the Exchange Offer which is not contained in the Information Statement. THE UNDERSIGNED AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Stock tendered hereby should be printed below, if they are not already set forth below, as they appear on the Certificates. The Certificate number(s) and the shares of Stock of Old Knology that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Certificates are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more shares of Stock of Old Knology than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered shares of Stock will be returned without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of the Stock pursuant to the procedures described herein will, upon NEW KNOLOGY's acceptance for exchange of the tendered Stock, constitute a binding
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agreement between the undersigned and NEW KNOLOGY upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated herein in Box D, the undersigned hereby directs that the NEW KNOLOGY Shares be issued in the name(s) of the undersigned. If applicable, substitute certificates representing shares of Stock of Old Knology not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that certificates for the NEW KNOLOGY Shares be delivered to the undersigned at the address shown below the undersigned's signature.

         NEW KNOLOGY will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of the Stock, which determination shall be final and binding on all parties. NEW KNOLOGY reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to NEW KNOLOGY, be unlawful. NEW KNOLOGY also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Information Statement or any defect or irregularity in any tender of the Stock of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. NEW KNOLOGY's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of the Stock will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither NEW KNOLOGY, any affiliates of NEW KNOLOGY, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

         BY TENDERING THE STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT ANY NEW KNOLOGY SHARES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED FOR INVESTMENT ONLY, FOR THE UNDERSIGNED'S OWN ACCOUNT, AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF OR PARTICIPATION THEREIN. THE UNDERSIGNED UNDERSTANDS THAT THE NEW KNOLOGY SHARES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT IN RELIANCE UPON THE REPRESENTATIONS SET FORTH HEREIN. THE UNDERSIGNED ACKNOWLEDGES THE RESTRICTIONS ON THE TRANSFER OF THE NEW KNOLOGY SHARES DESCRIBED IN THE INFORMATION STATEMENT.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender is irrevocable.

         The undersigned recognizes that, under certain circumstances set forth in the Information Statement, NEW KNOLOGY may not be required to accept for exchange any of the Stock tendered hereby. NEW KNOLOGY intends to accept all tenders of Stock simultaneously at the closing of the Old Knology/TELCO Reorganization as described in the Information Statement. If for any reason whatsoever the acceptance for exchange or the exchange of any Stock tendered pursuant to the Exchange Offer is delayed (whether before or after NEW KNOLOGY's acceptance for exchange of Stock), or NEW KNOLOGY extends the Exchange Offer or is unable to accept for exchange or exchange the Stock tendered pursuant to the Exchange Offer, then, without prejudice to its rights set forth herein, NEW KNOLOGY may, subject to applicable laws, retain tendered Stock and such Stock may not be withdrawn.

         The Exchange Offer will expire at 5:00 P.M., New York City Time, on December 3, 1999, unless extended. HOLDERS ARE REQUESTED TO DELIVER THIS LETTER AND ANY STOCK CERTIFICATES TO NEW KNOLOGY BY NO LATER THAN NOVEMBER 15, 1999.


ALL HOLDERS MUST COMPLETE BOXES A, B AND F AND DELIVER OR CAUSE TO BE DELIVERED
           STOCK CERTIFICATE(S) WITH OR BY THIS LETTER OF TRANSMITTAL.


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                              CERTIFICATES ENCLOSED


        NAME AND ADDRESS OF
        REGISTERED HOLDER(S)




B       NAME:----------------------------------------
O
X       TITLE:---------------------------------------

A       ADDRESS:-------------------------------------

        TELEPHONE NUMBER:----------------------------

        DATED:---------------------------------------

        TAXPAYER IDENTIFICATION OR
        SOCIAL SECURITY NUMBER:----------------------

        |_| ADDRESS CHANGE INDICATED ABOVE

                                NUMBER OF SHARES              AMOUNT TENDERED
         CERTIFICATE             REPRESENTED BY             (IF LESS THAN ALL)*
          NUMBER(S)               CERTIFICATE
--------------------------------------------------------------------------------
                                  COMMON STOCK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL SHARES OF
COMMON STOCK
TENDERED:
--------------------------------------------------------------------------------
                                 PREFERRED STOCK
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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TOTAL SHARES OF
PREFERRED STOCK
TENDERED:

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*        Need not be completed if tendering for exchange all Stock held. Stock may be tendered in whole or in part. All Stock evidenced by a Certificate shall be deemed tendered unless a lesser number is specified in this column. See General Information.
--------------------------------------------------------------------------------

|_| I HAVE LOST MY CERTIFICATE(S) FOR ________ SHARES OF OLD KNOLOGY COMMON STOCK AND/OR ______ SHARES OF OLD KNOLOGY PREFERRED STOCK AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING THE SHARES.

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                       SIGN HERE (ALL REGISTERED HOLDERS)
B
O                 THE UNDERSIGNED REPRESENTS THAT HE/SHE IS THE
X                    STOCKHOLDER DESCRIBED IN THE LETTER OF
                 TRANSMITTAL ABOVE AND THAT HE/SHE HAS READ AND
B                   AGREES TO ALL OF ITS TERMS AND CONDITIONS:

                    ---------------------------------------

                    ---------------------------------------
                              SIGNATURE OF OWNER(S)

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                             SIGNATURE(S) GUARANTEE
B
O                 YOUR SIGNATURE(S) MUST BE MEDALLION GUARANTEED
X                BY AN ELIGIBLE INSTITUTION IF THE REGISTRATION
                 OF THE NEW CERTIFICATES WILL BE DIFFERENT FROM
C                THE CURRENT REGISTRATION (BOX D IS COMPLETED).
                     NOTE: A NOTARIZATION BY A NOTARY PUBLIC
                               IS NOT ACCEPTABLE.

                          FOR USE BY INSTITUTION ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW.

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                               GENERAL INFORMATION

*        RETURNING CERTIFICATES: Do not send Certificate(s) to Old Knology.
         Return this Letter of Transmittal and the Certificate(s) to be exchanged only to NEW KNOLOGY at the appropriate address shown on the first page of this Letter of Transmittal. The method of delivery of all documents is at your option and your risk, but it is recommended that documents be delivered by certified or registered mail with return receipt requested, properly insured. If your Certificate(s) are lost in the mail, you may have to pay the cost of a bond to have your Certificate(s) replaced. No alternative, conditional or contingent surrender of shares of Stock of Old Knology is permitted and none will be accepted.

*        PARTIAL TENDERS: Tenders of Stock will be accepted in whole or in part.
         If less than all the shares of Stock evidenced by any Certificate submitted are to be tendered, fill in the number of shares of Stock which are to be tendered in the box entitled "Amount Tendered (if less than all)." In such case, new certificate(s) for the remainder of the shares of Stock that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after acceptance of the tender by NEW KNOLOGY. All shares of Stock represented by


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         Certificates delivered to NEW KNOLOGY will be deemed to have been tendered unless otherwise indicated.

* SIGNATURE GUARANTEE: Box C (Medallion Signature(s) Guarantee) needs to be completed only if the shares will be registered in (and the cash payment is to be made payable to) the name(s) of someone other than the current registered holder(s) (Box D is completed). A Medallion Signature(s) Guarantee must be from a duly authorized representative of a commercial bank or trust company located in the United States, by a member firm of a registered national securities exchange, or by a member of the National Association of Securities Dealers, Inc.

* LOST CERTIFICATES: If your Certificates are lost, please check the small box below Box A, complete the Letter of Transmittal and return it to us. There may be a fee and additional documents required to replace lost Certificates.

* ADDRESS CHANGES: If your permanent address should be changed on our records, please indicate the address change in Box A. An address in Box E will be treated as one time only, special instructions.

* QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to NEW KNOLOGY, attention Chad
         S. Wachter, at the address and telephone number set forth on the first page of this Letter of Transmittal. Additional copies of the Information Statement and the Letter of Transmittal may be obtained from NEW KNOLOGY.

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                        SPECIAL REGISTRATION INSTRUCTIONS

B        TO BE COMPLETED ONLY IF THE NEW CERTIFICATE IS TO BE REGISTERED IN (AND
O        THE CASH PAYMENT IS TO BE MADE PAYABLE TO) THE NAME(S) OF SOMEONE OTHER
X        THAN THE REGISTERED HOLDER(S) LISTED IN BOX A. ISSUE TO:

                    ---------------------------------------
D                                   NAME(S)

                    ---------------------------------------
                                 STREET ADDRESS

                    ---------------------------------------
                            CITY, STATE AND ZIP CODE

                    ---------------------------------------
                                  TAX ID NUMBER

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                          SPECIAL DELIVERY INSTRUCTIONS

B        TO BE COMPLETED ONLY IF THE NEW CERTIFICATE (AND THE CASH PAYMENT) IS
O        TO BE DELIVERED TO AN ADDRESS OTHER THAN THAT IN BOX A FOR THIS MAILING
X ONLY. COMPLETING THIS BOX WILL NOT CHANGE YOUR ADDRESS IN THE RECORDS OF NEW KNOLOGY.
E


         MAIL TO:

                    ---------------------------------------
                                      NAME


                    ---------------------------------------
                                 STREET ADDRESS

                    ---------------------------------------
                            CITY, STATE AND ZIP CODE
-------------------------------------------------------------------------------

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                            IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING FROM ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE.

                                      BOX F
                               SUBSTITUTE FORM W-9



Please provide the Taxpayer Identification Number ("TIN") of the person submitting this Letter of Transmittal in the box at right and certify by signing and dating below. If there is more than one registered holder, please provide the TIN of the first person listed as the registered holder and circle the name __________________________ of such person in Box A. If only one registered holder has a TIN, that person's number must be furnished.

EMPLOYER IDENTIFICATION
NUMBER OR SOCIAL
SECURITY NUMBER

CERTIFICATION-Under penalties of perjury, the undersigned hereby certifies the following:

(1) THE TIN SHOWN ABOVE IS THE CORRECT TIN OF THE PERSON WHO IS SUBMITTING THIS LETTER OF TRANSMITTAL AND WHO IS REQUIRED BY LAW TO PROVIDE SUCH TIN, OR SUCH PERSON IS WAITING FOR A TIN TO BE ISSUED, AND

(2) THE PERSON WHO IS SUBMITTING THIS LETTER OF TRANSMITTAL AND WHO IS REQUIRED BY LAW TO PROVIDE SUCH TIN IS NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE SUCH PERSON HAS NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT SUCH PERSON IS SUBJECT TO BACKUP WITHHOLDING, OR BECAUSE THE IRS HAS NOTIFIED SUCH PERSON THAT HE OR SHE IS NO LONGER SUBJECT TO BACKUP WITHHOLDING, OR BECAUSE SUCH PERSON IS AN EXEMPT PAYEE.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE:____________________________  DATE: ____________________________


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